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APN: ______________________

WHEN RECORDED, MAIL TO:
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              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING
                       WITH ASSIGNMENT OF LEASES AND RENTS


         THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING WITH ASSIGNMENT OF LEASES AND RENTS ("Deed of Trust"), is made this 8th day of August, 2002, by Altair Nanotechnologies Inc., a Canada corporation, as trustor and debtor ("Trustor"), whose address is: 1725 Sheridan Avenue, Suite 140, Cody, Wyoming 82414; to First American Title Insurance Company, a California corporation, as trustee ("Trustee"), whose address is: 1850 Mt. Diablo Boulevard, Suite 300, Walnut Creek, CA 94596; for the benefit of BHP Minerals International Inc., a Delaware corporation, as beneficiary and secured party ("Beneficiary"), whose address is: 1360 Post Oak Blvd., Suite 150, Houston, Texas 77056-3020, Attention: Legal Department.


         1. Grant and Assignment. For good and valuable consideration, Trustor hereby irrevocably and unconditionally grants, transfers and assigns to Trustee, in trust, with power of sale, all that certain real property located in Washoe County, Nevada, as more particularly described in Exhibit "A" attached hereto and incorporated herein ("the Land") together with all right, title and interest of Trustor in all buildings, fixtures and improvements now located or hereafter to be constructed thereon (collectively "Improvements"), the Appurtenant Rights and Easements and the Proceeds of the Land Improvements and Appurtenant Rights and Easements, all as more particularly described below, and further grants, assigns and transfers to Beneficiary a security interest in the Wastewater System and the Proceeds of the Wastewater System, as more particularly described below;

         "Appurtenant Rights and Easements" are any and all interests, claims, or rights which Trustor may hereafter acquire in the Land and Improvements, and all right, title and interest of Trustor in the appurtenances, hereditaments, privileges, reversions, remainders, profits, easements, franchises and tenements thereof, including, but not limited to, all minerals, oil, gas and other hydrocarbon substances thereon or therein, air rights, waters and water rights, "will-serve" letters, and any land lying in the streets, roads or avenues, open or proposed, in front of or adjoining the Land and Improvements, and all contract rights, development and use rights, governmental approvals, permits, licenses, applications, architectural and engineering plans, specifications and drawings, architectural, engineering and construction contracts, chattel paper, instruments, documents, notes, drafts and letters of credit arising from or related to the Land and Improvements (herein "Appurtenant Rights and Easements");

         "Wastewater System" is all right, title and interest of Trustor now held, or hereafter acquired, in the wastewater system located on the Land, including without limitation, control boxes; Harrington Tank and filter pump; sperry filter press; 3300 gallon, 100-inch non-potable water tank; associated motors; 1100 gallon storage tank; non potable water tank numbered 30-09.140; 3000 gallon tank; white tank; Dayton Trivolt industrial duty three-phase TEFC; and associated piping and all Proceeds thereof;

         "Proceeds" are all of Trustor's right, title and interest now held or hereafter acquired, to all proceeds (including claims or demands thereto) from the conversion, voluntary or involuntary, of any of the Land, Improvements, or Appurtenant Rights and Easements, or Wastewater System into cash or liquidated claims, including, without limitation, proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments in lieu thereof made by any public body or decree by any court of competent jurisdiction for taking or for degradation of the value in any condemnation or eminent domain proceeding, and all causes of action and the proceeds thereof of all types for any damage or injury to the Land, Improvements, Appurtenant Rights and Easements, or Wastewater System or any part thereof, including, without limitation, causes of action arising in tort or contract and causes of action for fraud or concealment of a material fact, and all proceeds from the sale thereof (herein collectively "Proceeds"); provided, however, that Proceeds shall not include any proceeds payable to Trustor as an additional insured under that certain environmental insurance policy for the Property to be obtained by Beneficiary in accordance with that certain Purchase and Sale Agreement between Trustor and Beneficiary dated on or about even date herewith, as a result of any losses incurred by Trustor not related to the clean-up or remediation of Hazardous Materials, as defined in Section 43 below, on, under or about the Property.

         IN ADDITION, Trustor absolutely and irrevocably assigns to Beneficiary all right, title and interest of Trustor in and to (i) all leases, rental agreements and other contracts and agreements relating to use and possession of any of the Land or Improvements, or Appurtenant Rights and Easements (collectively "Leases"), and (ii) the rents, issues, profits and proceeds therefrom together with all guarantees thereof and all deposits (to the full extent permitted by law) and other security therefor (collectively "Rents"). (The Land, Improvements, Appurtenant Rights and Easements, Wastewater System, Proceeds, Leases, Rents, and all other rights, titles, and interests of Trustor described above are hereinafter collectively referred to as "the Property".)

         2. Obligations Secured. Trustor makes this Deed of Trust for the purposes of securing:

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

                  (a) Payment of all indebtedness and other obligations evidenced by that certain promissory note of even date herewith ("Note"), made by Trustor payable to the order of Beneficiary in the principal sum of Three Million and 00/100ths Dollars ($3,000,000);

                  (b) Payment and performance of all obligations of Trustor under this Deed of Trust, including payment of all sums expended or advanced by Beneficiary hereunder, together with interest thereon at the rate specified herein, or if no rate is specified, at the rate of seven percent per annum (the "Note Rate"), in the preservation, enforcement and realization of the rights of Beneficiary hereunder or under any of the other obligations secured hereby, including, but not limited to, attorney's fees, court costs, other litigation expenses and foreclosure expenses;

                  (c) Payment and performance of all future advances and other obligations that the then record owner of all or part of the Property may agree to pay or perform (whether as principal, surety or guarantor) for the benefit of Beneficiary, when such obligation is evidenced by a writing which states that it is secured by this Deed of Trust;

                  (d) Payment and performance of all modifications, extensions and renewals (if any) of one or more of the obligations secured hereby, including without limitation (i) modifications of the required principal payment dates or interest payment dates, deferring or accelerating payment dates wholly or partly, and (ii) modifications, extensions or renewals at a different rate of interest whether or not, in the case of a note or other contract, the modification, extension or renewal is evidenced by a new or additional promissory note or other contract; and

                  (e) Performance of each and every obligation of Trustor as lessor or lessee under any and all leases executed in connection with the Property.

         The Note and other obligations secured by this Deed of Trust are herein collectively called the "Secured Obligations". All persons who may have or acquire an interest in the Property shall be deemed to have notice of, and shall be bound by, the terms of the Note, this Deed of Trust, and any other instruments, agreements or documents made or entered into in connection herewith (collectively "Documents") and each of the Secured Obligations.

         3. Assignment of Leases and Rents. Trustor does hereby sell, assign and transfer unto Beneficiary all of the leases, rents, income and profits now due and which may hereafter become due under or by virtue of any lease, whether written or oral, or any agreement for the use or occupancy of the Property, it being the intention of Trustor and Beneficiary to establish an absolute transfer and assignment of all such leases and agreements, and all of the rents and profits from the Property unto the Beneficiary, and the Trustor does hereby appoint irrevocably the Beneficiary its true and lawful attorney in its name and stead, which appointment is coupled with an interest, to collect all of said rents and profits; provided, Beneficiary grants the trustor the privilege to collect and retain such rents, income, and profits unless and until an Event of Default (as hereinafter defined) exists under this Deed of Trust. Upon the occurrence of an Event of Default, and whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale of the Property, or during any period of redemption, and without regard to waste, adequacy of the security or solvency of the Trustor, the Beneficiary may revoke the privilege granted Trustor hereunder to collect the rents, issues and profits of the Property, and may, at its option, without notice:

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

                  (i) In person or by agent, with or without taking possession of or entering the Property, with or without bringing any action or proceeding, give, or require Trustor to give, notice to any or all tenants under any lease authorizing and directing the tenant to pay such rents and profits to Beneficiary; collect all of the rents, issues and profits; enforce the payment thereof and exercise all of the rights of the landlord under any lease and all of the rights of Beneficiary hereunder; may enter upon, take possession of, manage and operate said Property, or any part thereof; may cancel, enforce or modify any leases, and fix or modify rents, and do any acts which the Beneficiary deems proper to protect the security hereof with or without taking possession of the Property; or

                  (ii) Apply for the appointment of a receiver in accordance with Nevada law, which receivership Trustor hereby consents to, who shall collect the rents, profits and all other income of any kind; manage the Property so as to prevent waste; and execute leases which may expire within or after the period of receivership.

                  (a) Neither the assignment of the Leases and Rents set forth above nor any other provision of any of the Documents shall impose upon Beneficiary any duty to produce Rents from the Property or cause Beneficiary to be (a) a "mortgagee in possession" for any purpose, (b) responsible for performing any of the obligations of the lessor under any Lease, or (c) responsible or liable for any waste by any lessees or any other parties, for any dangerous or defective condition of the Property, for any negligence in the management, upkeep, repair or control of the Property, or for any other act or omission by any other person. The foregoing assignment is an absolute assignment and not an assignment for security only, and Beneficiary's right to the Rents is not contingent upon its possession of the Property.

                  (b) Trustor hereby directs each tenant of the Property, or any portion thereof, to pay such Rents to Beneficiary or Beneficiary's agent, and irrevocably appoints Beneficiary as its true and lawful attorney-in-fact, at the option of Beneficiary, at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions and to use, in the name of Trustor or Beneficiary, for all such Leases and Rents and apply the same to the Secured Obligations; provided, however, Beneficiary confers upon Trustor the authority to collect and retain the Rents as they become due and payable, subject, however, to the right of Beneficiary to revoke said authority at any time after the occurrence of an Event of Default hereunder, and without taking possession of all or any part of the Property. Trustor covenants and agrees that prior to entering into any Lease of the Property, or any interest therein, or any portion thereof, from and after the date of this Deed of Trust, it shall provide at least fifteen (15) days' advanced written notice to Beneficiary, which notice shall identify the proposed lessee and the proposed lessee's use of the leased premises. If the proposed use includes bringing any Hazardous
Materials, as defined in Section 43 below, onto the Property, and/or the use thereof on the Property by the proposed lessee, then Beneficiary shall have the right, but not the obligation, within ten (10) days after receipt of such notice, to provide Trustor with language to be included in the proposed lease regarding the use of any such Hazardous Materials, which language may include


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

without limitation reasonable representations, covenants and restrictions related to such use of Hazardous Materials, as well as environmental insurance requirements applicable to the proposed lessee. Any such language provided by Beneficiary within such period must be included in the proposed lease, and the proposed lease shall not be entered into or effective unless and until such language is included in the proposed lease, and such language will not be modified by any extensions, renewals and modifications thereof without the prior written consent of Beneficiary. Trustor agrees that commencing with an event of Default, as hereinafter defined, each tenant of the Property, or any portion thereof, shall make such Rents payable to and pay such Rents to Beneficiary, or Beneficiary's agent, upon Beneficiary's written demand to each tenant therefor, without any liability on the part of such tenant to inquire further as to the existence of a Default by Trustor, provided, however, in the event of Trustor's cure of any such Default as herein provided, Trustor shall again be entitled to recover and collect such rents as provided above prior to the event of Default.

                  (c) Trustor shall (i) fulfill or perform each and every condition and covenant of each Lease to be fulfilled or performed by the lessor thereunder, (ii) give prompt notice to Beneficiary of any notice of default by the lessor or the lessee thereunder received by Trustor together with a complete copy of any such notice, and (iii) enforce, short of termination thereof, the performance or observance of each and every covenant and condition thereof by the lessee thereunder to be performed or observed.

                  (d) Trustor shall furnish to Beneficiary, within thirty (30) days after a request by Beneficiary, a written statement containing the names of all lessees of the Property, the terms of their respective Leases, the space occupied, and the rentals payable and received thereunder and a copy of each Lease.

                  (e) All Leases shall contain the following language, and shall not be entered into by Trustor or effective unless and until such language is included therein (and such language shall not be modified by any extensions, renewals and modifications thereof):

                      "This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all mortgages which may now or hereafter affect the property, the building, and/or the leased premises, and each of the terms, covenants and conditions thereto (the "Superior Mortgage(s)"), whether or not such mortgages shall also cover other lands, buildings or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such mortgages and spreaders and consolidations of such mortgages. This Paragraph shall be self-operative and no further instrument of subordination shall be required. Tenant shall promptly execute, acknowledge and deliver any reasonable instrument that Landlord or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination; if Tenant fails to execute, acknowledge and deliver any such instrument within ten (10) business days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute and deliver any such instrument for and on behalf of Tenant. Without limiting the foregoing, Tenant's failure to execute, acknowledge and deliver such


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

                      instrument within the aforesaid time period shall constitute a Default hereunder. As used herein, the holder of a Superior Mortgage is herein called "Superior Mortgagee".

                      In the event of a default under any Superior Mortgage, the Superior Mortgagee, in its sole and absolute discretion, may by giving notice to Tenant in accordance with the notice provision of this Lease or by posting notice at the leased premises or by recording notice in the Official Records of Washoe County, elect to either immediately terminate this Lease or to succeed to the rights of
                      Landlord under this Lease. If any Superior Mortgagee elects to succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed (such party so succeeding to Landlord's rights herein called "Successor Landlord"), then, at the sole and absolute discretion of such
                      Successor Landlord, Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease (without the need for further agreement) and shall promptly execute and deliver any reasonable instrument that such Successor Landlord may reasonably request to evidence such attornment. This Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that the Successor Landlord shall not (a) be liable for damages or any previous act or omission of Landlord under this Lease, except to the extent such act or omission shall constitute a continuing Landlord default hereunder; (b) be subject to any offset, not expressly provided for in this Lease; or (c) be bound by any previous modification of this Lease or by any previous prepayment of more than one month's Base Rent, unless such modification or prepayment shall have been expressly approved in writing by the Successor Landlord (or its predecessor in interest)."

          Without limitation of the foregoing requirement, any tenant entering into a Lease without such language shall be deemed to have agreed to this language as if stated in the Lease word for word.

         4. Trustor acknowledges, represents and warrants that Trustor lawfully holds, owns and possesses the Property in fee simple subject to no lien, claim, security interest or encumbrance except those approved by Beneficiary in writing prior to the delivery hereof.

         5. Taxes and Assessments.


            (a) Trustor shall pay prior to delinquency all taxes, assessments, levies and charges of any kind or nature whatsoever imposed by any governmental or quasi-public authority or utility company which are (or, if not paid, may become) a lien upon or cause a loss in value of any interest in any of the Property, including assessments on appurtenant water stock. Trustor shall furnish Beneficiary, within ten (10) days after the date such payments are due and payable, official receipts of the appropriate authority or other proof satisfactory to Beneficiary evidencing the payment thereof.

            (b) "Costs", as used in this section, means taxes, bond installments, assessments, levies, insurance premiums and other expenses which Trustor agrees to pay under this Deed of Trust. At Beneficiary's option, and upon its demand, each time a payment of principal or interest is due under the Note, Trustor shall pay to Beneficiary an additional amount ("Payment") estimated by Beneficiary to be equal to the total of the amount next due for all Costs, divided by, for each item of Costs the number of payments required under the Note before that item of Costs will become due, less one. Beneficiary shall use the amounts in the account, or at Beneficiary's sole option, Beneficiary may release those amounts to Trustor, for payment of the Costs. Beneficiary shall maintain an account showing all Payments received and all Costs paid by Beneficiary, and shall give Trustor reports on the account as required by law, but not less than annually. If the amounts paid to Beneficiary hereunder are insufficient to discharge the obligations of Trustor to pay such premium or premiums, taxes and assessments as the same become due, Trustor shall pay to Beneficiary upon demand such additional sums as Beneficiary may require to discharge Trustor's obligations to pay the premium or premiums, taxes and assessments. Beneficiary, at its sole option, may refund any amount in the account which exceeds the amount due or may continue to hold the excess and reduce proportionately the Payments for the next year. Trustor grants Beneficiary a security interest in the account to secure payment and performance of the Secured Obligations. Upon the occurrence of any Default and to the extent permitted by law, Beneficiary, at its sole option, may apply all or any part of the account to payment or performance of any Secured Obligation. Trustor shall restore all amounts so applied as a condition of curing the Default in addition to fulfillment of any other conditions. The existence of the account shall not limit Beneficiary's rights under any other provision of this Deed of Trust or any other agreement or statute or rule of law. Trustor shall not receive interest on the account except to the extent and in the amount required by law. The relationship between Beneficiary and Trustor with respect to the account shall be one of debtor and creditor, and Beneficiary shall not be a trustee, special depository or any other fiduciary acting for the benefit of Trustor.

         6. Insurance.


            (a) Trustor shall at its expense, procure for, deliver to and maintain insurance policies providing the following types of insurance relating to the Property for the benefit of Beneficiary until the Secured Obligations are fully repaid, issued by insurance companies with a Best insurance rating of at least A, and with a financial size category equal or better than that of the insurance company(ies) initially providing insurance coverage as described below, such policies to provide that the insurer shall give Beneficiary at least thirty (30) days prior written notice of cancellation or termination, in the manner provided for the giving of notices to Beneficiary under paragraph 33 hereof and to provide that no act or thing done by the insured shall invalidate or diminish the insurance provided to Beneficiary and, except for liability policies, to contain a standard mortgage clause either in form 438BFU NS (Rev. May 1, 1942) X, or other form satisfactory to Beneficiary:

                   (i) Broad form property insurance against all risks of physical loss, including, without limitation, fire, extended coverage, vandalism, malicious mischief and collapse, with waiver of subrogation, to the extent of the full replacement cost of the improvements to the Property, without deduction for depreciation, either without co-insurance requirements or with agreed amount endorsement attached, or in the amount of $3,000,000, whichever is greater;

                   (ii) Public liability insurance, with all-risk endorsement, covering all liabilities incident to the ownership, possession, occupancy and operation of the Property and naming Beneficiary as an additional insured thereunder, having limits of not less than $1,000,000.00 each accident, $1,000,000.00 each person, and $100,000.00 property damage. In addition, Trustor shall furnish Beneficiary with a certificate evidencing an umbrella policy of public liability and property damage insurance in an amount of not less than $3,000,000.00 naming Beneficiary as an additional insured thereunder.

                   (iii) During the period of any construction on or renovation or alteration of the Improvements that requires a building permit from the City of Reno or other applicable governmental agency, a "Builder's Risk-All Risk Completed Value" insurance policy and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

            (b) Trustor covenants and agrees that Beneficiary is hereby authorized and empowered, at its option, to adjust, compromise or settle any loss under any insurance policies maintained pursuant hereto, and to collect and receive the proceeds from any policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Beneficiary, instead of to Trustor and Beneficiary jointly. In the event any insurance company fails to disburse directly and solely to Beneficiary, but disburses instead either solely to Trustor or to Trustor and Beneficiary jointly, Trustor agrees immediately to endorse and transfer such proceeds to Beneficiary. Upon the failure of Trustor to endorse and transfer such proceeds as aforesaid, Beneficiary may execute such endorsements or transfers for and in the name of Trustor and Trustor hereby irrevocably appoints Beneficiary as its agent and attorney-in-fact so to do. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, Beneficiary may apply the net proceeds or any part thereof, at its sole option, (i) to a pre-payment of the Note, without pre-payment premium or penalty, (ii) to the repair and/or restoration of the Property, upon such conditions as Beneficiary may determine, and/or (iii) for any other purposes or objects for which Beneficiary is entitled to advance funds under this Deed of Trust, all without affecting the lien of this Deed of Trust or any obligations secured hereby. Any balance of such proceeds then remaining shall be paid to Trustor or the person or entity lawfully entitled thereto. Beneficiary shall not be obligated to see to the proper application of any amount paid over to Trustor and shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy, regardless of the cause of such failure.

            (c) At least twenty (20) days prior to the expiration date of each policy maintained pursuant to this paragraph 6, a renewal or replacement thereof meeting the requirements specified above shall be delivered to Beneficiary. Trustor shall deliver to Beneficiary receipts evidencing the full payment of premiums for all such insurance policies and renewals or replacements. In the event Trustor fails to provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required by this Deed of Trust, Beneficiary may, but shall not be obligated to, procure such insurance and

Trustor shall pay all premiums thereon promptly upon demand by Beneficiary; any premiums so paid by Beneficiary shall be added to the principal balance of the Note as of the date paid, shall bear interest thereafter at the interest rate specified in the Note secured hereby, and shall be secured by this Deed of Trust. Beneficiary shall not be responsible for nor incur any liability for the insolvency of the insurer, even though Beneficiary has caused the insurance to be placed with the insurer after failure of Trustor to furnish such insurance.

            (d) In the event of the foreclosure of this Deed of Trust or any other transfer of title to the Property in extinguishment or partial extinguishment of the Indebtedness, all right, title and interest of the Trustor in and to all insurance policies maintained pursuant to this paragraph 6 then in force shall belong to the purchaser and Beneficiary is hereby irrevocably appointed by Trustor as attorney-in-fact for Beneficiary to assign any such policy to said purchaser, without accounting to Trustor for any unearned premiums therefor.

            (e) Approval of any insurance by Beneficiary shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance.

         7. Condemnation Proceeds. All awards of damages and all other compensation payable directly or indirectly by reason of a condemnation for public or private use affecting any interest in any of the Property shall be paid to Beneficiary. Except as otherwise set forth herein, Beneficiary shall apply any such sum to the payment of the Secured Obligations. Any such application of proceeds to the Secured Obligations shall not extend or postpone the due date of installments under the Note or change the amount of such installments. Application of all or any portion of said funds, or the release thereof, shall not cure or waive any Default or notice thereof or invalidate any acts done pursuant to such notice.

         8. Liens, Encumbrances and Charges. Trustor shall immediately discharge any lien, claim or encumbrance which has not been approved by Beneficiary in writing, and which has or may attain priority over this Deed of Trust. Trustor shall pay at or prior to maturity all obligations secured by or reducible to liens or encumbrances which shall now or hereafter encumber or appear to encumber all or any interest in any of the Property, whether senior or subordinate hereto. Trustor agrees to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

         9. Maintenance and Preservation of the Subject Property. Trustor covenants:

            (a) To keep the Property in as good a condition and repair as it is on the date hereof;

            (b)  Not  to  remove  or  demolish  any  of  the  Property   without
Beneficiary's prior written consent;

            (c) Not to make any capital improvements in or to any of the Property, other than repairs and maintenance which preserve the value of the Property, without Beneficiary's prior written consent; and to pay when due all claims for labor performed and materials furnished in connection with any work of improvement upon the land. Notwithstanding the foregoing language in this paragraph 9(c), Trustor shall have the right to bring new equipment onto the Property and fix it to the Property without the prior consent of Beneficiary.

            (d) To complete or restore promptly and in good and workmanlike manner any of the Property which may be damaged or destroyed, or which may be affected by any condemnation or eminent domain proceeding;

            (e) Not to suffer violation of any, and to comply with all, (i) laws, ordinances, regulations and standards; (ii) covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character; and (iii) requirements of insurance companies for insurability, which laws, covenants or requirements affect any of the Property or pertain to acts committed or conditions existing thereon;

            (f) Not to initiate or acquiesce in any change in any zoning or other land use or legal classification which affects any of the Property without Beneficiary's prior written consent;

            (g) Not to commit or permit waste of the Property or to conduct or permit any nuisance thereon or abandon the same;

            (i) To do all other acts which from the character or use of the Property may be reasonably necessary to maintain and preserve its value;

            (j) To make no further assignment of Rents or Leases without Beneficiary's prior written consent; and

            (k) To pay when due all installments owing upon conditional sales or like agreements with respect to any Wastewater System.

         10. Defense and Notice of Losses, Claims and Actions. Trustor shall protect, preserve, and defend the Property and title to and right of possession of the Property, the security and priority hereof, and the rights and powers of Beneficiary hereunder at Trustor's sole expense against all adverse claims. Trustor shall give Beneficiary prompt notice in writing of the assertion of any claim, of the filing of any action or proceeding, of the occurrence of any damage to any of the Property, of any condemnation offer or action and of any Default.

         11. Inspection. Beneficiary, its agents and employees may enter the Property at any reasonable time upon 24 hours advanced notice (except in the event of an emergency, in which case no advanced notice shall be required) for the purpose of inspecting the Property and ascertaining Trustor's compliance with the terms of this deed of Trust and each of the other Documents.

         12. Compensation; Exculpation; Indemnification.

            (a) From and after the occurrence of an Event of Default hereunder, Trustor shall pay to Beneficiary reasonable compensation for services rendered by Beneficiary or its agents which relate to this Deed of Trust, including, without limitation, preparation of any statement of any Secured Obligation. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of (i) the exercise of the rights, remedies or powers granted to Beneficiary under this Deed of Trust, (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any agreement related to the Property or under this Deed of Trust, or (iii) any loss sustained by Trustor or any third party resulting from Beneficiary's failure to lease the Property after a Default or from any other act or omission of Beneficiary in managing the Property after a Default unless the loss is caused by the willful misconduct or bad faith of Beneficiary.

            (b) From and after the occurrence of an Event of Default hereunder, Trustor shall indemnify Beneficiary against, and shall hold it harmless from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other expenses which Beneficiary may suffer or incur
(i) by reason of enforcement of the provisions of this Deed of Trust or any of the other Documents, (ii) in performance of any act required or permitted hereunder, under any of the other Documents or by law, (iii) as a result of any failure of Trustor to perform any of Trustor's obligations, or (iv) by reason of any alleged obligation or undertaking on Beneficiary's part to perform or discharge any of the representations, warranties, conditions, covenants, or other obligations contained in any other document related to any of the Property.

         13. Estoppel Certificate. Trustor shall, at any time and from time to time upon not less than ten (10) days prior written notice from Beneficiary, execute, acknowledge and deliver to Beneficiary a statement (i) certifying that this Deed of Trust and the other Secured Obligations are unmodified and in full force and effect, or, if modified, stating the nature thereof and certifying that each Secured Obligation, as so modified, is in full force and effect and the date to which principal, interest and other sums secured hereby have been paid, and (ii) acknowledging that there are no uncured Defaults under this Deed of Trust or any other Secured Obligation or specifying such Defaults if any are claimed. Any such certificate may be conclusively relied upon by Beneficiary and any prospective purchaser or assignee of any Secured Obligation. Trustor's failure to deliver such certificate within such time shall be conclusive upon Trustor that (i) the Secured Obligations are in full force and effect, without modification, except as may be represented by Beneficiary, and (ii) there are no uncured Defaults thereunder.

         14. Further Assurances. Trustor shall promptly make, execute, acknowledge and deliver, in form and substance satisfactory to Beneficiary, all additional instruments, agreements and other documents, and Trustor shall do all other acts, as may at any time hereafter be requested by Beneficiary to effectuate and carry out the purposes of this Deed of Trust and each of the Secured Obligations.

         15. Expenses and Fees. From and after the occurrence of an Event of Default hereunder, all reasonable expenses, costs and other liabilities, including attorneys' fees, which Beneficiary or Trustee may incur (i) in enforcing, defending, construing or administering this Deed of Trust (or its priority) or any of the other Documents, (ii) for any inspection, evaluation, appraisal, survey or other service in connection with any of the Property, (iii) for any title examination or title insurance policy relating to the title to any of the Property, or (iv) in the exercise by Beneficiary of any rights or remedies granted by this Deed of Trust or any of the other Documents, shall be paid by Trustor upon demand by Beneficiary, together with interest thereon, from the date of expenditure until payment in full, at the Note Rate.

         16. Beneficiary's Powers. Beneficiary may commence, appear in, defend or prosecute any assigned claim or action; and Beneficiary may adjust, compromise, settle and collect all claims and awards assigned to Beneficiary, but shall not be responsible for any failure to collect any claim or award regardless of the cause of the failure. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Property not then or theretofore released as security for the full amount of the Secured Obligations, Beneficiary may, from time to time and without notice
(i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed, at any time and at Beneficiary's option, any parcel, portion or all of the Property, (v) take or release any other or additional security for any Secured Obligation or (vi) compromise or make other arrangements with debtors in relation thereto.

         17. Trustee's Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and without affecting the effect of this Deed of Trust upon the remainder of the Property, Trustee may (i) reconvey any part of the Property, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

         18. Security Agreement; Fixture Filing.

            (a) Trustor hereby grants, assigns and transfers to Beneficiary a security interest in and to the Wastewater System; and this Deed of Trust shall constitute a security agreement pursuant to the Nevada Uniform Commercial Code with respect to Wastewater System located in Nevada (the Nevada Uniform Commercial Code is referred to as the "UCC"). For purposes of treating this Deed of Trust as a security agreement, Trustor shall be deemed to be the "Debtor" and Beneficiary the "Secured Party".

            (b) Trustor maintains a place of business in the State of Nevada at the address set forth in this Deed of Trust; and Trustor will immediately notify Beneficiary in writing of any change in its place of business.

            (c) At the request of Beneficiary, Trustor shall join Beneficiary in executing one or more financing statements and continuations and amendments thereof pursuant to the UCC in form satisfactory to Beneficiary. In the event Trustor fails to execute such documents, Trustor hereby authorizes Beneficiary to file such financing statements, and continuations and amendments thereto, and irrevocably constitutes and appoints Beneficiary, or any officer of Beneficiary, as its true and lawful attorney-in-fact to execute the same on behalf of Trustor.

            (d) In addition to Beneficiary's rights under the UCC, Beneficiary may, but shall not be obligated to, at anytime without notice, (i) give notice to any person of Beneficiary's rights hereunder and, at the expense of Trustor, enforce such rights; (ii) insure, protect, defend and preserve the Wastewater System and any rights or interest of Beneficiary therein; (iii) inspect the Wastewater System; and (iv) at the expense of Trustor, endorse, collect and receive any right to payment of money owing to Trustor under or from the Wastewater System. Beneficiary shall have no duty or obligation to make or give any presentments, demand for performance, notices of nonperformance, notices of protest or notices of dishonor in connection with any of the Wastewater System.

            (e) Upon the occurrence of a Default, Beneficiary shall have with respect to the Wastewater System, in addition to all of its rights and remedies as stated in this Deed of Trust, all rights and remedies of a secured party under the UCC as well as all other rights and remedies available at law or in equity.

            (f) PARTS OF THE WASTEWATER SYSTEM ARE, OR ARE TO BECOME, FIXTURES ON THE PROPERTY.

            (g) Beneficiary has no responsibility for, and does not assume any of, Trustor's obligations or duties under any agreement or obligation which is part of the Wastewater System or any obligation relating to the acquisition, preparation, custody, use, enforcement or operation of any of the Property.

            (h)  Trustor  and  Beneficiary  agree that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in any way derogating or impairing this Deed of Trust and the intention of the parties that everything used in connection with the production of income from the Property or adapted for use therein or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as, part of the real estate subject to the lien hereof, irrespective of whether (i) any such item is physically attached to improvements located on such real property or (ii) any such item is referred to or reflected in any financing statement so filed at any time. Similarly, the mention in any such financing statement of (A) the Property or (B) any award in eminent domain proceedings for taking or for loss of value or for any cause of action or proceeds thereof in connection with any damage or injury to the Property or any part thereof shall never be construed as in any way altering any of the rights of Beneficiary as determined by this instrument or impugning the priority of Beneficiary's lien granted hereby or by any other recorded document, but such mention in such financing statement is declared to be for the protection of Beneficiary in the event any court shall at any time hold with respect to matters (A) and (B) above that notice of Beneficiary's priority of interest, to be effective against a particular class of persons, including, without limitation, the Federal government and any subdivision or entity of the Federal government, must be filed in the personal property records or other commercial code records.

            (i) Trustor shall not permit any of the Wastewater System to be removed from the Improvements or the Land, as the case may be without the prior written consent of Beneficiary unless (i) the replacements for such items of Wastewater System are of equivalent or superior value and quality, and (ii) Trustor has good and clear title to such replacements free and clear of any and all liens, encumbrances, security interests, ownership interests, claims of title (contingent or otherwise) or charges of any kind or the rights of any such conditional sellers, vendors or any other third parties have been expressly subordinated, at no cost to Beneficiary, to the lien and security interest granted hereby in a manner satisfactory to Beneficiary.

            (j) Trustor acknowledges that at the time the security interest created hereby attaches the Wastewater System collateral consists of fixtures and equipment.

            (k) Trustor hereby acknowledges that the sale of the Wastewater System by Trustee after default of Trustor pursuant to the provisions of this Agreement and Chapter 107 of the Nevada Revised Statutes (as the same may be amended from time to time) or pursuant to a court order rendered in a judicial foreclosure proceeding, shall be deemed to constitute a "commercially reasonable" sale within the meaning of Article 9 of Chapter 104 of the Nevada Revised Statutes, as to the Wastewater System collateral.

            Notwithstanding any provision to the contrary set forth herein, Beneficiary, may, at its sole discretion, choose such other means for sale of the Wastewater System collateral, or a portion or portions thereof, which Beneficiary deems to be reasonable, so long as such sale complies with the provisions of Article 9 of Chapter 104 of the Nevada Revised Statutes. In such event Beneficiary shall, in its sole discretion, determine whether the Wastewater System is personal property and therefore subject to the provisions of such Article 9.

         19. Default. Each of the following events is an event of default hereunder (herein "Event of Default" or "Default"):

            (a) The occurrence of a default under the Note or the failure to pay or perform any other Secured Obligation as when first due; or

            (b) The failure by Trustor to perform or comply with any other obligation, covenant or condition contained in this Deed of Trust or any of the other Documents including any loan agreement; or

            (c) The occurrence of a default, "Default" or "Event of Default" under any of the other Documents; or

            (d) The occurrence of any transfer prohibited by this Deed of Trust, including, but not limited to, those described in paragraph 41 below; or

            (e) The fact that any warranty of Trustor contained in this Deed of Trust or in any other Document proves to be untrue or misleading in any respect as of the time made or as of any subsequent time prior to the satisfaction in full of all of the Secured Obligations; or

            (f) The filing of any federal tax lien against the Property or any portion thereof, or interest therein; or

            (g) Any Trustor or any maker, endorser or guarantor of the Note (if a corporation) is liquidated or dissolved or its charter expires or is revoked, or any Trustor or any such maker, endorser or guarantor (if a partnership or business association) is dissolved or partitioned, or any Trustor or any such maker, endorser or guarantor (if a trust) is terminated or expires, or any Trustor or any such maker, endorser or guarantor (if an individual) dies; or

            (h) The filing by any person or entity of any claim in any legal or equitable proceeding challenging the priority of this Deed of Trust as shown on the policy of title insurance insuring this Deed of Trust; or

            (i) Any Trustor applies for or consents to the appointment of a receiver or trustee for it or any portion of its property, or if such a receiver or trustee is appointed for any Trustor or its property or if any Trustor makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due, or if any Trustor becomes insolvent, or a petition is filed by any Trustor pursuant to any of the provisions of the Bankruptcy Code, 11 U.S.C. Sections 101 et seq., as amended, or any similar or successor statute or such a petition is filed against Trustor.

         20. Remedies. Upon the occurrence of a Default, Beneficiary may at any time, at its option and in its sole discretion, declare all Secured Obligations to be due and payable and the same shall thereupon become immediately due and payable, including any prepayment charge or fee payable under the terms of any Secured Obligation; provided, upon the occurrence of any event which causes the automatic acceleration of any Secured Obligation in accordance with the terms of any Document, all Secured Obligations shall automatically become immediately due and payable. Beneficiary may also do any or all of the following, although it shall have no obligation to do any of the following:

            (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of Beneficiary's security, enter upon and take possession of the Property, or any part thereof, and do any acts which Beneficiary deems necessary or desirable to preserve the value, marketability or rentability of the Property, or to increase the income therefrom or to protect the security hereof and, with or without taking possession of any of the Property, sue for or otherwise collect all rents and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorney's fees and expenses, upon the Secured Obligation, all in such order as Beneficiary may determine. The collection of rents and profits and the application thereof shall not cure or waive any Default or notice thereof or invalidate any act done in response thereto or pursuant to such notice. If Beneficiary elects to seek the appointment of a receiver for the Property, or any portion thereof, Trustor hereby expressly consents to the appointment of such receiver and authorizes the appointment of Beneficiary as such receiver. Beneficiary or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

            (b) Bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants hereof.

            (c) Exercise any or all of the remedies available to a secured party under the UCC, including, but not limited to:

                   (i) Either personally or by means of a court appointed receiver, take possession of all or any of the Wastewater System and exclude therefrom Trustor and all others claiming under Trustor and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Trustor in respect to the Wastewater System; and in the event Beneficiary demands or attempts to take possession of the Wastewater System in the exercise of any of its rights hereunder, Trustor promises and agrees promptly to turn over and deliver complete possession thereof to Beneficiary;

                   (ii) Without notice to or demand upon Trustor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in the Wastewater System, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior or superior to the security interest granted hereunder, and in exercising any such powers or authority, to pay all expenses incurred in connection therewith;

                   (iii) Require Trustor to assemble the Wastewater System or any portion thereof at a place designated by Beneficiary and promptly to deliver such Wastewater System to Beneficiary or an agent or representative designated by it. Beneficiary, its agent and representatives, shall have the right to enter upon any or all of the Trustor's premises and property to exercise the Beneficiary's rights hereunder; and

                   (iv) Sell, lease or otherwise dispose of the Wastewater System at public sale, with or without having the Wastewater System at the place of sale, and upon such terms and in such manner as Beneficiary may determine, and Beneficiary may be a purchaser at any such sale. Beneficiary shall not be deemed to have accepted any property other than cash in satisfaction of any Secured Obligation unless Beneficiary shall make an express written election of said remedy under UCC ss.9505 or other applicable law.

            (d) Elect to sell by power of sale the Property which is Land, Appurtenant Rights and Easements, and Improvements or which Beneficiary has elected under the UCC to treat as Land, Appurtenant Rights and Easements, and

Improvements and, upon such election, such notice of default and election to sell shall be given as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, at the time and place specified in the notice of sale, Trustee shall sell such Property, or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States. Trustee may, and upon request of Beneficiary shall, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Property consists of several lots, parcels or interests, Beneficiary may designate the order in which the same shall be offered for sale or sold. Should Beneficiary desire that more than one such sale or other disposition be conducted, Beneficiary may, at is option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Beneficiary may deem to be in its best interest. Any person, including Trustor, Trustee or Beneficiary, may purchase at the sale. Upon any sale, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the Property so sold, but without any covenants or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.

            (e) Exercise each of its other rights and remedies under this Deed of Trust and each of the other documents.

            (f) Except as otherwise required by law, apply the proceeds of any foreclosure or disposition hereunder to payment of the following: (i) the expense of such foreclosure or disposition, (ii) the cost of any search or other evidence of title procured in connection therewith and revenue stamps on any deed or conveyance, (iii) all sums expended under the terms hereof, not then repaid, with accrued interest in the amount provided herein, (iv) all other sums secured hereby and (v) the remainder, if any, to the person or persons legally entitled.

            (g) Upon any sale or sales made under or by virtue of this section, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Property or any part thereof. In lieu of paying cash for the Property, Beneficiary may make settlement for the purchase price by crediting the Secured Obligations, or any portion thereof, against the sales price of the Property.

            (h) Trustor agrees to pay any deficiency arising from any cause after application of the proceeds of the sale held in accordance with applicable law and the provisions hereof.

            (i) Covenants 1, 3, 4 (interest at the Note Rate), 5, 6, 7 (reasonable counsel fees), 8 and 9 of NRS 107.030 are hereby adopted by reference and made a part hereof to the extent not inconsistent with any other provisions contained herein.

         21. Subrogation. Beneficiary shall be subrogated to any mechanic's or vendor's lien, superior titles, mortgages, deeds of trust, liens, encumbrances, rights, equities and charges of all kinds heretofore or hereafter existing on the Property, notwithstanding their release of record, to the extent that the same are paid or discharged from the proceeds of the loan evidenced by the Note, or are otherwise paid by Beneficiary.

         22. Releases, Extensions, Modifications and Additional Security. Without notice to or the consent, approval or agreement of Trustor, any subsequent owner of any part of the Property, any maker, surety, guarantor, or endorser of this Deed of Trust or any Secured Obligation, or any holder of a lien or other claim on all or any part of the Property, whether senior or subordinate hereto, Beneficiary may, from time to time, do one or more of the following: release any person's liability for the payment of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise modifying the terms of any Secured Obligation, or accept additional security or release all or any portion of the Property and other security for any Secured Obligation. No such release of liability, taking of additional security, release of security, or change in terms of any Secured Obligation, or other action shall release or reduce the personal liability of Trustor, subsequent purchasers of all or any part of the Property, or makers, sureties, guarantors or endorsers of this Deed of Trust or any Secured Obligation, under any covenant of this Deed of Trust or any Secured Obligation, or release or impair the priority of the lien of this Deed of Trust upon any of the Property.

         23. No Waiver. Any failure by Beneficiary to insist upon the strict performance by Trustor of any of the terms and provisions of any of the Documents shall not be deemed to be a waiver of any of the terms and provisions of any of the Documents; and Beneficiary, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Trustor of any and all of the terms and provisions of each of the Documents. The acceptance by Beneficiary of any sum after any Default shall not constitute a waiver of the right to require prompt performance of all of the covenants and conditions contained in any of the Documents. The acceptance by Beneficiary of any sum less than the sum then due shall be deemed an acceptance on account only and shall constitute a waiver of the obligation of Trustor to pay the entire sum then due. Trustor's failure to pay said entire sum due shall be and continue to be a Default notwithstanding such acceptance of such lesser amount on account. Beneficiary shall be entitled to exercise all rights conferred upon it following a Default notwithstanding such acceptance.

         24. Stamps. If at any time the United States of America, any state thereof or any governmental subdivision of such state shall require revenue stamps to be affixed to the Note or any of the other Documents, or the payment of any other tax paid on or in connection therewith, Trustor shall pay the same with any interest or penalties imposed in connection therewith if Trustor is permitted by law to pay such amount.

         25. Cumulative. The rights of Beneficiary arising under this Deed of Trust and the other Documents shall be separate, distinct and cumulative, and none of them shall be in exclusion of the others. No act of Beneficiary shall be construed as an election to proceed under any one provision to the exclusion of any other provision, notwithstanding anything herein or otherwise to the contrary. Any specific enumeration of powers of Beneficiary, or of acts to be done or not to be done by Trustor, shall not be deemed to exclude or limit the general.

         26. Statement of Condition. Beneficiary shall furnish any statement required by law regarding the obligations secured hereby or regarding the amounts held in any trust or reserve fund hereunder. For any such statement, Beneficiary may charge a reasonable fee, not to exceed the maximum amount permitted by law at the time of the request therefor.

         27. Reconveyance. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Note to Trustee for cancellation, and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. The recitals in any such reconveyance of any matters or facts shall be conclusive proof of the truth thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto". Such request and reconveyance shall operate as a re-assignment of the rents, issues and profits herein assigned to Beneficiary.

         28. Substitution. Beneficiary may substitute Trustee hereunder in any manner now or hereafter provided by law or, in lieu thereof, Beneficiary may from time to time, by an instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by Beneficiary and recorded in the office of the recorder of the county or counties in which the Land and Improvements are situated, shall be conclusive proof of proper substitution of such successor Trustee, who shall thereupon and without conveyance from the predecessor Trustee, succeed to all its title, estate, rights, powers and duties.

         29. Law. Trustor acknowledges and agrees that this Deed of Trust and the other Documents, including provisions with respect to the making of any disbursements, the creation of any monetary obligations and the rights accruing and compensation payable to Beneficiary in connection therewith, shall be governed by and construed in accordance with the laws of the State of Nevada; provided, however, in all instances, Federal Law shall apply to the extent that Beneficiary may have greater rights thereunder, and to the extent Federal law pre-empts state law.

         30. Severable. If any provision of this Deed of Trust or its application to any person or ircumstances is held invalid, the other provisions hereof or the application of the provisions to other persons or circumstances shall not be affected.

         31. Successors and Assigns. Each of the covenants and obligations of Trustor set forth in this Deed of Trust and each of the other Documents shall run with the land and shall bind Trustor, the heirs, personal representatives, successors and assigns of Trustor and all subsequent encumbrancers and tenants of the Property and shall inure to the benefit of Beneficiary and their respective successors and assigns. Beneficiary agrees that it will not assign its interests under this Deed of Trust without Trustor's prior written consent, except to any entity in which BHP Billiton Limited or BHP Billiton PLC holds an ownership interest.

         32. Captions. The captions or headings at the beginning of each section hereof are for the convenience of the parties and are not a part of this Deed of Trust.

         33. Notice. Except as otherwise provided by law, any notice, request, demand, consent, approval or other communication ("Notice") provided or permitted under this Deed of Trust, or any other instrument contemplated hereby, shall be in writing, signed by the party giving such Notice, and shall be given by personal delivery to the other party or by United States certified or registered mail, postage prepaid, return receipt requested, addressed to the party for whom it is intended at its address as set forth at page 1 hereof. Unless otherwise specified, Notice shall be deemed given when received, but if delivery is not accepted, on the earlier of the date delivery is refused or the third day after same is deposited in any official United States Postal Depository. Any party from time to time, by Notice to the other parties given as above set forth, may change its address from purposes of receipt of any such communication.

         34. No Third Party Beneficiaries. This Deed of Trust is made and entered into for the sole protection and benefit of the parties hereto, and no other person or entity shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with this Deed of Trust or any of the other Documents.

         35. No Offset. Under no circumstances shall Trustor fail or delay to perform (or resist the enforcement of) any of its obligations in connection with any of the Documents because of any alleged offsetting claim or cause of action against Beneficiary (or any indebtedness or obligation of Beneficiary) which has not been confirmed in a final judgment of a court of competent jurisdiction (sustained on appeal, if any) against Beneficiary, and Trustor hereby waives any such rights of setoff (or offset) which it might otherwise have with respect to any such claims or causes of action against Beneficiary), unless and until such right of setoff is confirmed and liquidated by such a final judgment. Trustor further waives any right that it might otherwise have to require a marshalling of any security of Beneficiary or to direct the order in which Beneficiary pursues its rights or remedies with respect to any of its security.

         36. Amendments. This Deed of Trust contains (or incorporates) the entire agreement of the parties hereto with respect to the matters discussed herein, and this Deed of Trust may only be modified or amended by a written instrument executed by each of the parties hereto.

         37. Survival of Warranties. All representations, warranties, covenants and agreements of Trustor hereunder shall survive the delivery of this Deed of Trust and shall continue in full force and effect until the full and final payment and performance of all of the Secured Obligations.

         38. Time. Time is of the essence of each provision of this Deed of Trust.

         39. Continuation of Payments. Notwithstanding any taking by eminent domain or other governmental action causing injury to, or decrease in value of, the Property and creating a right to compensation therefor, Trustor shall continue to make the required payments of principal and interest on the Note.
If, prior to the receipt by Beneficiary of such award or compensation, the Property shall have been sold in any action or proceeding to foreclose this Deed of Trust, Beneficiary shall have the right to receive said award or compensation to the extent of any deficiency found to be due upon such sale, with interest thereon, whether or not a deficiency judgment on this Deed of Trust shall have been sought or recovered, together with reasonable counsel fees and the costs and disbursements incurred by Beneficiary in connection with the collection of such award or compensation.

         40. Specific Performance. At any time, Beneficiary may commence and maintain an action in any court of competent jurisdiction for specific performance of any of the covenants and agreements contained herein, and may obtain the aid and direction of the court in the performance of any of the covenants and agreements contained herein, and may obtain orders or decrees directing the execution of the same and, in case of any sale hereunder, directing, confirming or approving its or Trustee's acts and granting it such relief as may be warranted in the circumstances.

         41. Transfers. In the event that Trustor, or any successor in interest to Trustor in the real property hereby encumbered, either voluntarily or by operation of law, shall sell, transfer, further encumber, mortgage, or convey, or contract to sell, transfer, further encumber, mortgage, or convey, any or all of the Property which is not Wastewater System, or any portion thereof, or any interest therein, at the option of Beneficiary, the obligation secured by this Deed of Trust shall forthwith become due and payable although the time of maturity as expressed therein shall not have arrived. If Trustor is a corporation, partnership, trust or other entity, the transfer, encumbrance or other disposition of the voting control of such entity or of the ownership of more than fifty percent (50%) of the financial interest in Trustor shall be deemed to be a transfer for purposes of this paragraph; provided, however, that the foregoing shall not apply to transfers of Trustor's stock on any public stock exchange so long as Trustor is a publicly traded company. If this Deed of Trust or any Note secured hereby contains any provision conferring on
Beneficiary the right to demand any prepayment fee or sum of money for prepayment of any indebtedness secured hereby, Trustor agrees to pay the maximum amount of such fee or sum of money which Beneficiary would have been entitled to demand pursuant to such provision. If Beneficiary has accelerated the debt in accordance with any of the provisions herein, Beneficiary shall nevertheless be entitled to any prepayment fee which may be provided in this Deed of Trust or in the Note which this Deed of Trust secures. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions.

         42. Further Assurances; After-Acquired Property. At any time, and from time to time, upon request by Beneficiary, Trustor shall make, execute and deliver or cause to be made, executed and delivered, to Beneficiary and, where appropriate, cause to be recorded and/or re-filed at such time and in such offices and places as shall be deemed desirable by Beneficiary, any and all such other and further deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurances, certificates and other documents as may, in the opinion of Beneficiary, be necessary or desirable in order to effectuate, complete or perfect, or to continue and preserve, (i) the obligations of Trustor described in the Note and under this Deed of Trust, and (ii) the lien of this Deed of Trust as a first and prior lien upon and security title in and to all of the Property, whether now owned or hereafter acquired by Trustor. Upon any failure by Trustor so to do, Beneficiary may make, execute, record, file, re-record and/or re-file any and all such deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments, certificates and documents for and in the name of Trustor, and Trustor hereby irrevocably appoints Beneficiary the agent and attorney-in-fact of Trustor so to do. The lien and security title hereof shall automatically attach, without further act, to all after-acquired interests in real property or fixtures attached to and/or used in the operation of the Property or any part thereof, to the extent permitted by law; provided, however that the foregoing shall not be construed to include any after-acquired equipment or machinery used in the operation of Trustor's business.

         43. Hazardous Materials.

            (a) As used herein, Hazardous Materials shall include: (i) oil, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other materials or pollutants which pose a hazard to the Property or to persons on or about the Property, cause the Property to be in violation of any local, state or federal law or regulation, or are defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", or "toxic or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to: (A) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.9601, et seq.; (B) the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss.1801, et seq.; (C) the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.6901, et seq.;
(D) the applicable provisions of Nevada Revised Statutes ("NRS") Chapters 444, 445A, 445B, 459, 590 and 618; and the Uniform Fire Code (1988 Edition), each as hereafter amended from time to time, and the present and future rules, regulations and guidance documents promulgated under any of the foregoing; and
(E) regulations adopted and publications promulgated pursuant to the aforesaid laws; (ii) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million; and (iii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Property or the owners and/or occupants of property adjacent to or surrounding the Property.

            (b)  Trustor  shall,  at its sole  cost  and  expense,  prevent  the imposition of any lien against the Property for the cleanup of any Hazardous Material, and shall comply and cause (i) all tenants under any lease or occupancy agreement affecting any portion of the Property, and (ii) any other person or entity on or occupying the Property, to comply with all federal, state and local laws, regulations, rules, ordinances and policies concerning the environment, health and safety and relating to the use, handling, production, disposal, discharge and storage of Hazardous Materials in, on or about the Property. Trustor hereby grants to Beneficiary, its agents, employees, consultants and contractors an irrevocable license to enter upon the Property at any reasonable time upon 24 hours advanced notice (except in the event of an emergency, in which case no advanced notice shall be required) to perform such tests on the Property as are reasonably necessary to conduct an investigation and/or review.

                  (c) Trustor shall promptly take any and all necessary remedial action in response to the presence, storage, use, disposal, transportation or discharge of any Hazardous Materials on, under or about the Property; provided, however that Trustor shall not, without Beneficiary's prior written consent, take any remedial action in response to the presence of any Hazardous Materials on, under, or about the Property, nor enter into any settlement agreement, consent decree, or other compromise in respect to any claims, proceedings, lawsuits or actions, completed or threatened pursuant to any Hazardous Materials laws or in connection with any third party, if such remedial action, settlement, consent or compromise might, in Beneficiary's sole determination, impair the value of Beneficiary's security hereunder; Beneficiary's prior consent shall not, however, be necessary in the event that the presence of Hazardous Materials on, under, or about the Property either (i) poses an immediate threat to the health, safety or welfare of any individual, or (ii) is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Beneficiary's consent prior to undertaking such action. In the event Trustor undertakes any remedial action with respect to any Hazardous Materials on, under or about the Property, Trustor shall immediately notify Beneficiary of any such remedial action, and shall conduct and complete such remedial action (A) in compliance with all applicable federal, state and local laws, regulations, rules, ordinances and policies, and (B) in accordance with the orders and directives of all federal, state and local governmental authorities.

            (d) Trustor agrees that in the event any Hazardous Material is caused to be removed from the Property by Trustor, Beneficiary, or any other person or entity, the number assigned by the Environmental Protection Agency to such Hazardous Material shall be solely in the name of Trustor and Trustor shall assume any and all liability for such removed Hazardous Material.

            (e) In the event that Trustor shall fail to timely comply with the provisions of this paragraph 43, Beneficiary may, in addition to any rights granted to Beneficiary hereunder, do or cause to be done whatever is necessary to cause the Property to comply with the applicable law, rule, regulation or order, and the cost thereof shall be additional Indebtedness secured hereby, and shall become immediately due and payable without notice and with interest thereon at the default rate specified in the Note. Trustor shall give Beneficiary and its agents and employees access to the Property for the purpose of effecting such compliance and hereby specifically grants to Beneficiary an irrevocable license, effective (x) immediately if, in the good faith opinion of Beneficiary, irreparable harm to the environment, the Property, or persons or material amounts of property is imminent, or (y) otherwise, upon expiration of the applicable cure period, to do whatever necessary to cause the Property to so comply, including, without limitation, to enter the Property and remove therefrom any Hazardous Materials.

            (f) The covenants and obligations of Trustor in this paragraph 43 shall inure to the benefit of and may be enforced by Beneficiary or any subsequent permitted holder of the note(s) secured hereby. Such covenants and obligations shall survive the termination of this Deed of Trust whether by a foreclosure sale (either judicial or non-judicial) held hereunder or by a conveyance in lieu of foreclosure in the event Beneficiary or other holder of the note(s) secured hereby acquires title to the Property by such foreclosure sale or conveyance in lieu of foreclosure; provided, however, that the obligations of Trustor set forth herein shall not apply to Hazardous Materials which are initially placed on, in, or under all or any portion of the Property after the date Beneficiary or other holder of the note(s) secured hereby so takes title to the Property.

         IN WITNESS WHEREOF, this Deed of Trust has been duly executed and acknowledged by Trustor as of the day and year first above written.

                                    Signature of Trustor:

                                    Altair Nanotechnologies Inc.,
                                    a Canada corporation


                                    By:  /s/ Edward Dickinson
                                    Name:  __________________
                                    Title:  _________________

STATE OF NEVADA            )
                           ) ss.
County of Washoe           )

         This instrument was acknowledged before me on _________________, 20__, by _____________________________________________ as __________________________
of _______________________________________________.


                                 ________________________________________
                                     Notary Public

                                   Exhibit "A"
                                Legal Description


Parcel A of Parcel Map No. 2242, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on March 2, 1988, as File No. 1229829.